	Household Home Equity Loan Trust 1999-1

	Distribution Number	59
	Beginning Date of Accrual Period	09/01/04
	End Date of Accrual Period	09/30/04
	Distribution Date	10/20/04
	Previous Distribution Date	09/20/04

	Funds Disbursement
	Available Funds for Distribution / Collected Funds	4,351,966.20
	Available Distribution Amount	4,309,889.16
	Principal Collections	3,498,728.32
	Interest Collections (net of servicing fee)	811,160.84
	Collections of Interest (net of servicing fee and principal recoveries)	800,079.89
	Principal recovery	11,080.95
	Distribution of Interest Collections
	Servicing Fee	42,077.04
	Extra Principal Distribution Amount	-
	Interest Paid	514,930.40
	To Class R	296,230.44

	Distribution of Principal Collections
	Principal Paid to Certificates	2,983,271.92
	Overcollateralization Release Amount	515,456.40

	Pool Balance
	Begin Principal Balance	100,984,897.31
	Adjustments	-
	Principal Collections (including repurchases)	(3,498,728.32)
	Charge-offs	(184,323.43)
	End Principal Balance	97,301,845.56

	Collateral Performance
	Cash Yield (% of beginning balance)	10.01%
	Charge off Rate (net of principal recoveries; % of beginning balance)	2.06%
	Net Yield	7.95%
	Realized Losses during the collection period	173,242.48

	Delinquent Loans (contractual)
	30-59 days principal balance of loan	5,335,015.81
	30-59 days number of loans	83
	60-89 days principal balance of loan	1,272,360.30
	60-89 days number of loans	20
	90+ days number of loans	86
	90+ days principal balance of loan	5,154,884.87

	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	264,244.16
	Principal balance of REO as of the end of the collection period	1,409,899.72

	Overcollateralization Reconcilliation
	Begin OC Amount	19,187,130.49
	Target OC Amount	18,487,350.66
	OC Deficiency	-
	OC Release Amount	515,456.40
	Charge-offs	184,323.43
	End OC Amount	18,487,350.66
	Monthly Excess Cash Flow	296,230.44

	Loan Repurchase Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Substitutiion Adjustment Amounts	0.00
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	1,824
	Number of Home Equity Loans outstanding (Ending of Collection Period)	1,765

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Pool Factor	0.1575061
	Principal Distribution Amount	2,983,271.92
	Principal Collections	3,498,728.32
	Extra Principal Distribution Amount	0.00
	O/C Release Amount	515,456.40

	Class A-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 related Note Rate	6.83%
	2. Accrual Convention	30/360

	3. Class A-1 Principal Balance, BOP	-
	4. Class A-1 Interest Carryover Shortfall, BOP	-

	5. Class A-1 Interest Due	-
	6. Class A-1 Interest Paid	-
	7. Class A-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Principal Balance, BOP	-
	2. Class A-1 Principal Due	-
	3. Class A-1 Principal Paid	-
	4. Class A-1 Principal Balance, EOP	-

	5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
	6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 related Note Rate	6.95%
	2. Accrual Convention	30/360

	3. Class A-2 Principal Balance, BOP	-
	4. Class A-2 Interest Carryover Shortfall, BOP	-

	5. Class A-2 Interest Due	-
	6. Class A-2 Interest Paid	-
	7. Class A-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Principal Balance, BOP	-
	2. Class A-2 Principal Due	-
	3. Class A-2 Principal Paid	-
	4. Class A-2 Principal Balance, EOP	-

	5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-3 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	19.562046
	2. Principal Distribution per $1,000	17.757771
	3. Interest Distribution per $1,000	1.804274

	B. Calculation of Class A-3 Interest Due & Paid
	1. Class A-3 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-3 Principal Balance, BOP	27,026,580.53
	4. Class A-3 Interest Carryover Shortfall, BOP	-

	5. Class A-3 Interest Due	162,384.70
	6. Class A-3 Interest Paid	162,384.70
	7. Class A-3 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-3 Principal Due & Paid
	1. Class A-3 Principal Balance, BOP	27,026,580.53
	2. Class A-3 Principal Due	1,598,199.42
	3. Class A-3 Principal Paid	1,598,199.42
	4. Class A-3 Principal Balance, EOP	25,428,381.11

	5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0.322635844
	6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0.261335034

	Class A-4 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	15.950685
	2. Principal Distribution per $1,000	11.676144
	3. Interest Distribution per $1,000	4.274541

	B. Calculation of Class A-4 Interest Due & Paid
	1. Class A-4 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-4 Principal Balance, BOP	30,534,810.94
	4. Class A-4 Interest Carryover Shortfall, BOP	-

	5. Class A-4 Interest Due	183,463.32
	6. Class A-4 Interest Paid	183,463.32
	7. Class A-4 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-4 Principal Due & Paid
	1. Class A-4 Principal Balance, BOP	30,534,810.94
	2. Class A-4 Principal Due	501,140.09
	3. Class A-4 Principal Paid	501,140.09
	4. Class A-4 Principal Balance, EOP	30,033,670.85

	5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0.381067859
	6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0.308664966

	Class M-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	14.045780
	2. Principal Distribution per $1,000	11.914232
	3. Interest Distribution per $1,000	2.131548

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 related Note Rate	7.83%
	2. Accrual Convention	30/360

	3. Class M-1 Principal Balance, BOP	11,613,263.19
	4. Class M-1 Interest Carryover Shortfall, BOP	-

	5. Class M-1 Interest Due	75,776.54
	6. Class M-1 Interest Paid	75,776.54
	7. Class M-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Principal Balance, BOP	11,613,263.19
	2. Class M-1 Principal Due	423,550.94
	3. Class M-1 Principal Paid	423,550.94
	4. Class M-1 Principal Balance, EOP	11,189,712.25

	5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0.141975309
	6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0.115

	Class M-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	16.819177
	2. Principal Distribution per $1,000	13.984856
	3. Interest Distribution per $1,000	2.834321

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 related Note Rate	8.87%
	2. Accrual Convention	30/360

	3. Class M-2 Principal Balance, BOP	12,623,112.16
	4. Class M-2 Interest Carryover Shortfall, BOP	-

	5. Class M-2 Interest Due	93,305.84
	6. Class M-2 Interest Paid	93,305.84
	7. Class M-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Principal Balance, BOP	12,623,112.16
	2. Class M-2 Principal Due	460,381.47
	3. Class M-2 Principal Paid	460,381.47
	4. Class M-2 Principal Balance, EOP	12,162,730.69

	5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0.154320988
	6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0.125

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

	The undersigned, a duly authorized representative of Household Finance
	Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
	Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
	by and among HFC Revolving Corporation, as Depositor, the Servicer, and
	JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee,
	does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on October 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 17th day of October, 2004.

	HOUSEHOLD FINANCE CORPORATION
	as Servicer

	By: /s/ Steven H. Smith
	Title: Servicing Officer